EXHIBIT 10.1



                         FORM OF SUBSCRIPTION AGREEMENT

SZM Distributors, Inc.
1811 Chestnut Street
Suite 120
Philadelphia, Pennsylvania 19103

Gentlemen:


      1. Pursuant to the terms of the offer made by SZM Distributors, Inc. (the "Company"), the undersigned hereby tenders this subscription and applies for the purchase of the number of shares ("Shares") of the Company's common stock, $.001 par value per share (the "Common Stock") set forth on the signature page hereto, at a purchase price of US$1.00 per Share.

      The Company is offering 2,850,000 Shares ($2,850,000) (the "Offering") at $1.00 per Share. The Company will only accept subscriptions on or before January 15, 2004 (the "Offering Period"). In the event that less than 2,850,000 Shares are tendered for subscription during the Offering Period, the Offering will not be completed and all subscriptions will be promptly returned to subscribers without interest or deduction.

      The subscriber is sending: (1) an executed copy of this subscription agreement (this "Subscription Agreement") and (2) either a check in US funds made out to "Gottbetter & Partners, LLP, as Escrow Agent" for the full amount of the purchase price for the Shares for which the undersigned is subscribing to:

      Gottbetter & Partners, LLP
      488 Madison Avenue
      New York, New York 10022

      or

      The subscriber may wire transfer immediately available U.S. funds for the full amount of the purchase price of the Shares for which the undersigned is subscribing plus all wire transfer fees to:

      Gottbetter & Partners, LLP
      [ACCOUNT NAME]
      [BANK NAME]
      [ADDRESS LINE 1]
      [ADDRESS LINE 1]
      ABA Routing No.:
      Account No.:
      Reference:

      2. Representations and Warranties. In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company as follows:

          (a) The undersigned has received and carefully reviewed such information and documentation relating to the Company that the undersigned has requested, including without limitation, the Company's filings with the U.S. Securities and Exchange Commission and the Offering Memorandum;

          (b) The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

          (c) The undersigned has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Shares;

          (d) The undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), provided by Regulation S is applicable to the offer and sale of the Shares, based, in part, upon the representations, warranties and agreements made by the undersigned herein;

          (e) Except as set forth herein, no representations or warranties have been made to the undersigned by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the undersigned is not relying upon any information, other than the results of independent investigation by the undersigned;

          (f) The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms; and

          (g) Regulation S.

              (i) The undersigned understands and acknowledges that (A) the Shares acquired pursuant to this Subscription Agreement have not been registered under the Securities Act and are being sold in reliance upon an exemption from registration afforded by Regulation S; and that such Shares have not been registered with any state securities commission or authority; (B) pursuant to the requirements of Regulation S, the Shares may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and/or pursuant to registration under the Securities Act, or pursuant to an available exemption thereunder; and (C) other than as set forth in this Subscription Agreement between the Company and the undersigned, the Company is under no obligation to register the Shares under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available;

              (ii) (A) The undersigned is not a U.S. person and is not acquiring the Shares for the account of any U.S. person; (B) if a corporation, it is not organized or incorporated under the laws of the United States; (C) if a corporation, no director or executive officer is a national or citizen of the United States; and (D) it is not otherwise deemed to be a "U.S. Person" within the meaning of Regulation S.

              (iii) The undersigned, if not an individual, was not formed specifically for the purpose of acquiring the Shares purchased pursuant to this Subscription Agreement.

              (iv) The undersigned is purchasing the Shares for its own account and risk and not for the account or benefit of a U.S. Person as defined in Regulation S and no other person has any interest in or participation in the Shares or any right, option, security interest, pledge or other interest in or to the Shares. The undersigned understands, acknowledges and agrees that it must bear the economic risk of its investment in the Shares for an indefinite period of time and that prior to any such offer or sale, the Company may require, as a condition to effecting a transfer of the Shares, an opinion of counsel, acceptable to the Company, as to the registration or exemption therefrom under the Securities Act and any state securities acts, if applicable.

              (v) The undersigned will, after the expiration of the Restricted Period, as set forth under Regulation S Rule 903(b)(3)(iii)(A), offer, sell, pledge or otherwise transfer the Shares only in accordance with Regulation S, or pursuant to an available exemption under the Securities Act and, in any case, in accordance with applicable state securities laws. The undersigned covenants that neither it nor any affiliate, nor any other person or entity acting on its or their behalf, has the intention of entering, or will enter into any hedging transaction in violation of the provisions of Regulation S. The transactions contemplated by this Subscription Agreement have neither been pre-arranged with a purchaser who is in the United States or who is a U.S. Person, nor are they part of a plan or scheme to evade the registration provisions of the United States federal securities laws.

              (vi) The offer leading to the sale evidenced hereby was made in an "offshore transaction." For purposes of Regulation S, the undersigned understands that an "offshore transaction" as defined under Regulation S is any offer or sale not made to a person in the United States and either (A) at the time the buy order is originated, the purchaser is outside the United States, or the seller or any person acting on his behalf reasonably believes that the purchaser is outside the United States; or (B) for purposes of (1) Rule 903 of Regulation S, the transaction is executed in, or on or through a physical trading floor of an established foreign exchange that is located outside the United States or (2) Rule 904 of Regulation S, the transaction is executed in, on or through the facilities of a designated offshore securities market, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States.

              (vii) Neither the undersigned nor any affiliate of the undersigned or any person acting on its behalf, has made or is aware of any "directed selling efforts" in the United States, which is defined in Regulation S to be any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares being purchased hereby.

              (viii) The undersigned understands that the Company is the seller of the Shares which are the subject of this Subscription Agreement, and that, for purpose of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. The undersigned agrees that it will not, during the Restricted Period set forth under Rule 903(b)(iii)(A), act as a distributor, either directly or though any affiliate, nor shall it sell, transfer, hypothecate or otherwise convey the Shares other than to a non-U.S. Person.

              (ix) The undersigned acknowledges that the Shares will bear a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN "OFFSHORE TRANSACTION" IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE
"SECURITIES ACT") AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SHARES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

         (h) The undersigned is not an Affiliate of the Company. "Affiliate" shall mean any person that, directly or indirectly, controls, is controlled by or is under common control with the Company. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities or by contract or otherwise.

         (i) After the purchase of the 2,850,000 Shares in the Offering, the undersigned will not beneficially own more than five percent (5%) of the outstanding shares of Common Stock of the Company. For these purposes, beneficial ownership shall be defined and calculated in accordance with Rule 13d-3, promulgated under the Securities Exchange Act of 1934, as amended.

         (j) Neither the undersigned, nor any affiliate of the undersigned or any person acting on its behalf, has recently sold shares of unregistered Common Stock of the Company.

      3. The undersigned understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid. The undersigned further understands that all the offering proceeds will be placed in escrow with

Gottbetter & Partners, LLP, the escrow agent. In the event the Company does not accept the offering proceeds, the offering will not be completed and all offering proceeds will thereafter be promptly returned to investors without interest or deduction.

      4. Gottbetter & Partners ("G&P"), our counsel, has neither conducted due diligence nor confirmed any of the information which is contained in this Subscription Agreement or any other materials distributed to the undersigned. G&P has merely prepared this Subscription Agreement to set forth the information supplied by the management of the Company, and G&P has not made any independent evaluation of the factual information which is contained herein. Accordingly, G&P makes no representation regarding the veracity of this Subscription Agreement or any other materials distributed to the undersigned.

      5. With regard to the offering, the Company has entered into a non-binding letter of intent with Carnavon Trust Reg., ("Carnavon Trust") Aeulestrasse 74, P.O. Box 461, FL-9490, Vaduz, in which Carnavon Trust will act as placement agent. In return for the Services, Carnavon Trust will receive from the Company:

         (a) 300,000 shares of the Company's common stock as compensation for the placement of the Offering payable upon closing of the Offering;

      6. The Company has agreed to list the Shares for trading on the AIM as soon as practicable after the closing of the Offering, subject to the approval of the London Stock Exchange.

      7. The undersigned understands that the Company may, in its sole discretion, reject this subscription, in whole or in part, and/or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.

      8. The Shares are subject to standard anti-dilution provisions in the event of forward or reverse stock splits or recapitalizations. For example, if the Company engages in a 2:1 reverse stock split, a holder of 100,000 Shares will be affected as follows:

         Pre-Split Ownership:

              100,000 Shares
..

         Post-Split Ownership:

               50,000 Shares

      9. The undersigned agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the undersigned of any representation, warranty or covenant made by the undersigned.

      10. Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned.

      11. Except as otherwise provided herein, this Subscription Agreement (i) may only be modified by a written instrument executed by the undersigned and the Company; (ii) sets forth the entire agreement of the undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of New York applicable to contracts made and to be wholly performed therein; and (iv) shall inure to the benefit of, and be binding upon the Company and the undersigned and their respective heirs, legal representatives, successors and permitted assigns.

      12. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

      13. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth on the signature page hereto; and if to the Company, to SZM Distributors, Inc., 1811 Chestnut Street, Suite 120, Philadelphia, Pennsylvania 19103, Attention: President or to such other address as the Company or the undersigned shall have designated to the other by like notice.

                                 SIGNATURE PAGE

      IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ______ day of January, 2004.

Number of Shares Subscribed for   ________

Organization Signature:                 Individual Signature:

______________________________________
Print name of Organization                    Signature

By: ____________________________        ______________________________________
      Name:                                   Print Name
      Title:
                                        ______________________________________

                                        Additional Signature of Joint Owner

                                        ____________________________________
                                              Print Name

      (AllSubscribers should please print information below exactly as you wish it to appear in the records of the Company)

___________________________________
Name                                      Social Security Number of Individual
                                          or other Taxpayer I.D. Number

Address:                                        Address for notices if
different:

                                          ___________________________________
Number and Street                         Number and Street

___________________________________
City              State       Zip Code    City             State       Zip Code

Please check the box to indicate form of ownership (if applicable):


-------------------------------------------------------------------------------

TENANTS-IN-COMMON      JOINT TENANTS WITH RIGHT OF        COMMUNITY PROPERTY
(Both Parties must     SURVIVORSHIP                       (Both Parties must
sign above)            (Both Parties must sign above)     sign above)
-------------------------------------------------------------------------------

                           ACCEPTANCE OF SUBSCRIPTION



The foregoing subscription is hereby accepted by SZM Distributors, Inc. this ____ day of __________________, 2003, for __________________________ Shares.



                                    SZM DISTRIBUTORS, INC.


                                    By:
                                        ---------------------------------
                                        Name:
                                        Title: